UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                            June 10, 2026

CATERPILLAR INC.

(Exact name of registrant as specified in its charter)

Delaware	1-768	37-0602744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5025 N. O’Connor Boulevard Suite 100, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 891-7700

Former name or former address, if changed since last report: N/A

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	The New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 10, 2026, Caterpillar Inc. (the “Company”) held a virtual 2026 Annual Shareholders Meeting (the “Annual Meeting”). Set forth below are the voting results for each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting.

Proposal 1 - Company Proposal - Election of Directors

All nominees for election to the Company’s Board of Directors named in the Proxy Statement were elected, each to a one-year term, with the following vote:

Director	For	Against	Abstain	Broker Non-Votes
Joseph E. Creed	313,113,033	11,832,714	507,603	68,032,649
James C. Fish, Jr.	308,288,837	16,538,220	626,293	68,032,649
Lynn J. Good	323,118,292	1,773,531	561,527	68,032,649
Gerald Johnson	320,479,013	4,353,437	620,900	68,032,649
Nazzic S. Keene	321,589,855	3,001,338	862,157	68,032,649
David W. MacLennan	316,380,421	8,437,215	635,714	68,032,649
Judith F. Marks	320,418,944	4,488,540	545,866	68,032,649
Debra L. Reed-Klages	316,254,559	8,655,657	543,134	68,032,649
Susan C. Schwab	315,235,222	9,709,139	508,989	68,032,649
Rayford Wilkins, Jr.	315,044,827	9,550,171	858,352	68,032,649

Proposal 2 - Company Proposal - Ratification of Independent Registered Public Accounting Firm

The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026 was approved with the following vote:

For	Against	Abstain
372,882,425	19,911,190	692,384

Proposal 3 - Company Proposal - Advisory Vote to Approve Executive Compensation

The proposal requesting that the shareholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
307,919,503	15,792,946	1,740,901	68,032,649

Proposal 4 - Shareholder Proposal - Shareholder Right to Act by Written Consent

The proposal requesting that the Board of Directors amend the Company's governing documents to permit shareholder action by written consent was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
127,707,438	195,268,191	2,477,721	68,032,649

Item 7.01	Regulation FD Disclosure

On June 10, 2026, the Board of Directors declared a quarterly cash dividend of one dollar and sixty-three cents ($1.63) per share of Company common stock, payable on August 19, 2026 to shareholders of record at the close of business on July 20, 2026. The per share dividend of $1.63 is an increase of twelve cents from the previous quarterly dividend of $1.51 per share. On the same date, the Company issued a press release announcing the dividend increase, a copy of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1 is being furnished in accordance with the provisions of General Instructions B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description
99.1	Caterpillar Inc. press release dated June 10, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR INC.

June 11, 2026	By:	/s/ Derek Owens
Derek Owens
Chief Legal Officer and General Counsel